                                                                    Exhibit 4.11


================================================================================


             BEAZER HOMES USA, INC. AND THE GUARANTORS PARTY HERETO


                             SENIOR DEBT SECURITIES


                           --------------------------


                                    INDENTURE


                           DATED AS OF APRIL 17, 2002


                           --------------------------


                     U.S. BANK NATIONAL ASSOCIATION, TRUSTEE


================================================================================

                              CROSS-REFERENCE TABLE

           This Cross-Reference Table is not a part of the Indenture.

                              --------------------

TIA                                                                                     Indenture
Section                                                                                 Section
-------                                                                                 ---------
310(a)(1)............................................................................  7.09; 7.10
   (a)(2)............................................................................  7.10
   (a)(3)............................................................................  N.A.
   (a)(4)............................................................................  N.A.
   (a)(5)............................................................................  N.A.
   (b)...............................................................................  7.08; 7.10; 10.02
   (c)...............................................................................  N.A.
311(a)...............................................................................  7.11
   (b)...............................................................................  7.11
   (b)(1)............................................................................  7.10
   (c)...............................................................................  N.A.
312(a)...............................................................................  2.05
   (b)...............................................................................  2.05; 10.03
   (c)...............................................................................  10.03
313(a)...............................................................................  7.06
   (b)(1)............................................................................  N.A.
   (b)(2)............................................................................  7.06
   (c)...............................................................................  7.06
   (d)...............................................................................  7.06
314(a)...............................................................................  4.03; 7.06; 10.02
   (b)...............................................................................  N.A.
   (c)(1)............................................................................  10.04
   (c)(2)............................................................................  10.04
   (c)(3)............................................................................  N.A.
   (d)...............................................................................  N.A.
   (e)...............................................................................  10.05
   (f)...............................................................................  N.A.
315(a)...............................................................................  7.01(b)
   (b)...............................................................................  7.05; 10.02
   (c)...............................................................................  7.01(a)
   (d)...............................................................................  7.01(c)
   (e)...............................................................................  6.11
316(a)(last sentence)................................................................  2.08
   (a)(1)(A).........................................................................  6.05
   (a)(1)(B).........................................................................  6.04
   (a)(2)............................................................................  N.A.

   (b)...............................................................................  6.07
317(a)(1)............................................................................  6.08
   (a)(2)............................................................................  6.09
   (b)...............................................................................  2.04
318(a)...............................................................................  10.01
   (b)...............................................................................  N.A.
   (c)...............................................................................  N.A.

----------
N.A. means Not Applicable.

                                TABLE OF CONTENTS

             This Table of Contents is not a part of the Indenture.

                           ---------------------------

                                                                                                        Page
                                                                                                        ----

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.01.    Definitions..............................................................................1
Section 1.02.    Other Definitions........................................................................6
Section 1.03.    Incorporation by Reference of Trust Indenture Act........................................7
Section 1.04.    Rules of Construction....................................................................7

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.01.    Form and Dating..........................................................................8
Section 2.02.    Execution and Authentication............................................................10
Section 2.03.    Registrar and Paying Agent..............................................................11
Section 2.04.    Paying Agent to Hold Money in Trust.....................................................11
Section 2.05.    Securityholder Lists....................................................................12
Section 2.06.    Transfer and Exchange...................................................................12
Section 2.07.    Replacement Securities..................................................................12
Section 2.08.    Outstanding Securities..................................................................13
Section 2.09.    Temporary Securities....................................................................13
Section 2.10.    Cancellation............................................................................13
Section 2.11.    Defaulted Interest......................................................................14
Section 2.12.    Treasury Securities.....................................................................14
Section 2.13.    CUSIP Numbers...........................................................................14
Section 2.14.    Deposit of Moneys.......................................................................14
Section 2.15.    Book-Entry Provisions for Global Security...............................................15
Section 2.16.    Restrictive Legends.....................................................................17
Section 2.17.    Special Transfer Provisions.............................................................18

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.01.    Notices to Trustee......................................................................21
Section 3.02.    Selection of Securities to be Redeemed..................................................21
Section 3.03.    Notice of Redemption....................................................................22

                                                                                                        Page
                                                                                                        ----
Section 3.04.    Effect of Notice of Redemption...........................................................22
Section 3.05.    Deposit of Redemption Price..............................................................22
Section 3.06.    Securities Redeemed in Part..............................................................23

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01.    Payment of Securities...................................................................23
Section 4.02.    Maintenance of Office or Agency.........................................................23
Section 4.03.    Compliance Certificate..................................................................23
Section 4.04.    Payment of Taxes; Maintenance of Corporate Existence; Maintenance of Properties.........23
Section 4.05.    Waiver of Stay, Extension or Usury Laws.................................................24

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01.    Consolidations and Mergers of Company and Sales, Leases and Conveyances Permitted
                 Subject to Certain Conditions...........................................................25

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01.    Events of Default.......................................................................26
Section 6.02.    Acceleration of Maturity; Rescission and Annulment......................................27
Section 6.03.    Other Remedies..........................................................................28
Section 6.04.    Waiver of Existing Defaults.............................................................29
Section 6.05.    Control by Majority.....................................................................29
Section 6.06.    Limitation on Suits.....................................................................29
Section 6.07.    Rights of Holders to Receive Payment....................................................30
Section 6.08.    Collection Suit by Trustee..............................................................30
Section 6.09.    Trustee May File Proofs of Claim........................................................30
Section 6.10.    Priorities..............................................................................30
Section 6.11.    Undertaking for Costs...................................................................31

                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.01.    Duties of Trustee.......................................................................31
Section 7.02.    Rights of Trustee.......................................................................32

                                                                                                        Page
                                                                                                        ----
Section 7.03.    Individual Rights of Trustee............................................................34
Section 7.04.    Trustee's Disclaimer....................................................................34
Section 7.05.    Notice of Defaults......................................................................34
Section 7.06.    Reports by Trustee to Holders...........................................................34
Section 7.07.    Compensation and Indemnity..............................................................35
Section 7.08.    Replacement of Trustee..................................................................35
Section 7.09.    Successor Trustee by Merger, etc........................................................36
Section 7.10.    Eligibility; Disqualification...........................................................36
Section 7.11.    Preferential Collection of Claims Against Company.......................................36

                                  ARTICLE EIGHT

                            DEFEASANCE AND DISCHARGE

Section 8.01.    Defeasance upon Deposit of Moneys or U.S. Government Obligations; Discharge.............37
Section 8.02.    Survival of the Company's Obligations...................................................40
Section 8.03.    Application of Trust Money..............................................................41
Section 8.04.    Repayment to the Company................................................................41
Section 8.05.    Reinstatement...........................................................................41

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.    With Consent of Majority; Without Consent of Holders....................................42
Section 9.02.    With Consent of All Affected Holders....................................................43
Section 9.03.    Compliance with Trust Indenture Act.....................................................44
Section 9.04.    Revocation and Effect of Consents.......................................................44
Section 9.05.    Notation on or Exchange of Securities...................................................45
Section 9.06.    Trustee to Sign Amendments, etc.........................................................45

                                   ARTICLE TEN

                                  MISCELLANEOUS

Section 10.01.   Trust Indenture Act Controls............................................................45
Section 10.02.   Notices.................................................................................45
Section 10.03.   Communications by Holders with Other Holders............................................46
Section 10.04.   Certificate and Opinion as to Conditions Precedent......................................46
Section 10.05.   Statements Required in Certificate or Opinion...........................................47
Section 10.06.   Rules by Trustee and Agents.............................................................47
Section 10.07.   Legal Holidays..........................................................................47

                                                                                                        Page
                                                                                                        ----
Section 10.08.   Governing Law...........................................................................48
Section 10.09.   No Adverse Interpretation of Other Agreements...........................................48
Section 10.10.   No Recourse Against Others..............................................................48
Section 10.11.   Successors and Assigns..................................................................48
Section 10.12.   Duplicate Originals.....................................................................48
Section 10.13.   Severability............................................................................48

SIGNATURES..............................................................................................S-1

EXHIBIT A     -  Form of Security
EXHIBIT B     -  Form of Exchange Security
EXHIBIT C     -  Form of Certificate to be Delivered in Connection with
                   Transfers to Non-QIB Accredited Investors
EXHIBIT D     -  Form of Certificate to be Delivered in Connection with
                   Transfers Pursuant to Regulation S

          INDENTURE dated as of April 17, 2002, by and among BEAZER HOMES USA, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiary Guarantors (as defined in Section 1.01 below) and U.S. BANK NATIONAL ASSOCIATION (the "TRUSTEE").

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's debt securities issued under this Indenture:

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.   DEFINITIONS.

          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "AGENT" means any Registrar, Paying Agent or co-Registrar or agent for service of notices and demands.

          "AUTHORIZING RESOLUTION" means a resolution adopted by the Board of Directors or by an Officer or committee of Officers pursuant to Board delegation authorizing a Series of Securities.

          "BOARD OF DIRECTORS" means the board of directors of the Company or any committee of that board duly authorized to act hereunder.

          "COMMISSION" means the Securities and Exchange Commission or any successor agency performing the duties now assigned to it under the TIA.

          "COMPANY" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "DEFAULT" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default.

          "EUROS" means the common currency for the member states of the European Union.

          "EVENT OF DEFAULT" has the meaning specified in Section 6.01.

          "EXCHANGE SECURITIES" means the Series B securities to be issued under this Indenture in exchange for the Initial Securities pursuant to any Registration Rights Agreement.

          "FAIR MARKET VALUE" with respect to any asset or property means the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. Fair Market Value shall be determined by the Board of Directors of the Company acting in good faith and shall be evidenced by a board resolution (certified by the Secretary or Assistant Secretary of the Company) delivered to the Trustee.

          "FOREIGN CURRENCY" means any currency, currency unit or composite currency, including, without limitation, the Euro, issued by the government of one or more countries other than the United States of America or by any recognized confederation or association of such governments.

          "GAAP" means generally accepted accounting principles, as in effect from time to time, as used in the United States applied on a consistent basis.

          "GOVERNMENT OBLIGATIONS" means securities which are (i) direct obligations of the United States of America or the government which issued the Foreign Currency in which the Securities of a particular Series are payable, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America or such government which issued the Foreign Currency in which the Securities of such Series are payable, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or such other government, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depository receipt, PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

          "HOLDER" or "SECURITYHOLDER" means the person in whose name a Security is registered on the Registrar's books.

          "INDENTURE" means this Indenture as amended or supplemented from time to time, including pursuant to any Authorizing Resolution or supplemental indenture pertaining to any Series.

          "INITIAL SECURITIES" means the Series A Securities issued under this Indenture.

          "INSTITUTIONAL ACCREDITED INVESTOR" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who are not also QIBs.

          "INTEREST" means, with respect to any Series of Securities, the sum of any interest and any Liquidated Damages on such Series of Securities.

          "ISSUE DATE" means, with respect to any Series of Securities, the date on which the Securities of such Series are originally issued under this Indenture.

          "LIQUIDATED DAMAGES" has the meaning set forth in paragraph 7 of the Initial Security.

          "MATURITY," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repayment or otherwise.

          "OFFICER" means the chairman, the chief executive officer, the president, the chief financial officer, the chief operating officer, the chief accounting officer, the treasurer, or any assistant treasurer, the controller, the secretary, any assistant secretary or any executive vice president or vice president of a Person.

          "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors, the President or an Executive Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Indenture Trustee.

          "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Company or who may be an employee of or other counsel for the Company and who shall be reasonably satisfactory to the Indenture Trustee.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity.

          "PRINCIPAL" of a debt security means the principal of the security plus, when appropriate, the premium, if any, on the security.

          "PRIVATE PLACEMENT LEGEND" means the legend set forth on the Initial Securities in the form set forth in Section 2.16.

          "QUALIFIED INSTITUTIONAL BUYER" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "REGISTRATION RIGHTS AGREEMENT" means each registration rights agreement entered into among the Company, the Subsidiary Guarantors party thereto and the initial purchasers of the Initial Securities.

          "REGULATION S" means Regulation S under the Securities Act.

          "RESTRICTED SECURITY" has the meaning assigned to "Restricted Security" in Rule 144(a)(3) under the Securities Act; PROVIDED, HOWEVER, that the Trustee shall be entitled to request and conclusively rely on an Opinion of Counsel with respect to whether any Security constitutes a Restricted Security.

          "RULE 144A" means Rule 144A under the Securities Act.

          "SECURITIES" means the Initial Securities and the Exchange Securities, treated as a single Series, issued under this Indenture.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SERIES" means a Series of Securities established under this Indenture.

          "SIGNIFICANT SUBSIDIARY" means any Subsidiary which is a "significant subsidiary" (as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act of 1933) of the Company.

          "STATED MATURITY" when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or a coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

          "SUBSIDIARY" means a corporation a majority of the outstanding voting equity securities of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, "equity securities" means stock or shares having voting power for the election of directors or trustees, as applicable, whether at all times or only so long as no senior class of stock or shares has such voting power by reason of any contingency.

          "SUBSIDIARY GUARANTEE" means the guarantee of the Securities by each Subsidiary Guarantor hereunder.

          "SUBSIDIARY GUARANTORS" means (i) initially on the execution of this Indenture, each of:

          Beazer Homes Corp., a Tennessee corporation;
          Beazer/ Squires Realty, Inc., a North Carolina corporation;
          Beazer Homes Sales Arizona Inc., a Delaware corporation;
          Beazer Realty Corp., a Georgia corporation;
          Beazer Mortgage Corporation, a Delaware corporation;
          Beazer Homes Holdings Corp., a Delaware corporation;
          Beazer Homes Texas Holdings, Inc., a Delaware corporation;
          Beazer Homes Texas, L.P., a Delaware limited partnership;
          April Corporation, a Colorado corporation;
          Beazer SPE, LLC, a Georgia limited liability company;
          Beazer Homes Investment Corp., a Delaware corporation;
          Beazer Realty, Inc., a New Jersey corporation;
          Beazer Clarksburg, LLC, a Maryland limited liability company; Homebuilders Title Services of Virginia, Inc., a Virginia corporation; Homebuilders Title Services, Inc., a Delaware corporation;
          Texas Lone Star Title, L.P., a Texas limited partnership;
          Universal Solutions Insurance Agency, Inc., a Delaware corporation; Builder's Link, Inc., an Ohio corporation;
          Crossmann Communities of North Carolina, Inc., a North Carolina
            corporation;
          Crossmann Communities of Ohio, Inc., an Ohio corporation;
          Crossmann Communities of Tennessee, LLC, a Tennessee limited liability company;
          Crossmann Communities Partnership, an Indiana general partnership; Crossmann Investments, Inc., an Indiana corporation;
          Crossmann Management Inc., an Indiana corporation;
          Crossmann Mortgage Corp., an Indiana corporation;
          Crossmann Realty Co., an Indiana corporation;
          Cutter Homes Ltd., a Kentucky corporation;
          Deluxe Aviation, Inc., an Indiana corporation;
          Deluxe Homes of Lafayette, Inc., an Indiana corporation;
          Deluxe Homes of Ohio, Inc., an Ohio corporation;

          Merit Realty, Inc., an Indiana corporation;
          Paragon Title, LLC, an Indiana limited liability company;
          Pinehurst Builders LLC, a South Carolina limited liability company; and Trinity Homes LLC, an Indiana limited liability company;

          and (ii) with respect to each Series of Securities, each of the Company's Subsidiaries that becomes a guarantor of the Securities pursuant to the provisions hereof or any applicable supplemental indenture or Authorizing Resolutions;

PROVIDED that, with respect to any Series of Securities, Subsidiary Guarantors may be added or released from time to time in accordance with the provisions hereof or any applicable supplemental indenture or Authorizing Resolutions.

          "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

          "TRUSTEE" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor serving hereunder.

          "TRUST OFFICER" means the Chairman of the Board, the President, any Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

          "UNITED STATES" means the United States of America.

Section 1.02.   OTHER DEFINITIONS.

                                                                        Defined in
Term                                                                     Section
----                                                                    ----------
"AGENT MEMBERS"...................................................          2.15
"BANKRUPTCY LAW"..................................................          6.01
"BUSINESS DAY"....................................................         11.07
"CUSTODIAN".......................................................          6.01
"DEPOSITORY"......................................................          2.15
"EVENT OF DEFAULT"................................................          6.01
"GLOBAL SECURITIES"...............................................          2.01(c)
"LEGAL HOLIDAY"...................................................         11.07
"PAYING AGENT"....................................................          2.03
"PHYSICAL SECURITIES".............................................          2.01(c)
"PRIVATE PLACEMENT LEGEND"........................................          2.16
"REGISTRAR".......................................................          2.03

Section 1.03.   INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT.

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Commission" means the Commission.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company, each of the Subsidiary Guarantors, or any other obligor on the Securities of a Series or any Subsidiary Guarantees thereof.

          All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule have the meanings so assigned to them.

Section 1.04.   RULES OF CONSTRUCTION.

          Unless the context otherwise requires:

          (1)   a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3)   "or" is not exclusive;

          (4) words in the singular include the plural, and in the plural include the singular; and

          (5)   provisions apply to successive events and transactions.

                                   ARTICLE TWO

                                 THE SECURITIES

Section 2.01.   FORM AND DATING.

(a) The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Series, which may include the following:

           (1)  the title of the Series;

           (2) the aggregate principal amount (or any limit on the aggregate principal amount) of the Series and, if any Securities of a Series are to be issued at a discount from their face amount, the method of computing the accretion of such discount;

           (3)  the interest rate or method of calculation of the interest rate;

           (4)  the date from which interest will accrue;

           (5) the record dates for interest payable on Securities of the Series;

           (6) the dates when, places where and manner in which principal and interest are payable;

           (7)  the Registrar and Paying Agent;

           (8) the terms of any mandatory (including any sinking fund requirements) or optional redemption by the Company;

           (9)  the terms of any redemption at the option of Holders;

          (10)  the denominations in which Securities are issuable;

          (11) whether Securities will be issued in registered or bearer form and the terms of any such forms of Securities;

          (12) whether any Securities will be represented by a Global Security and the terms of any such Global Security;

          (13) the currency or currencies (including any composite currency) in which principal or interest or both may be paid;

          (14) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

          (15) provisions for electronic issuance of Securities or issuance of Securities in uncertificated form;

          (16) any Events of Default, covenants and/or defined terms in addition to or in lieu of those set forth in this Indenture;

          (17) whether and upon what terms Securities may be defeased if different from the provisions set forth in this Indenture;

          (18) the form of the Securities, which, unless the Authorizing Resolution or supplemental indenture otherwise provides, shall be in the form of EXHIBIT A and EXHIBIT B;

          (19) any terms that may be required by or advisable under applicable law;

          (20) the percentage of the principal amount of the Securities which is payable if the maturity of the Securities is accelerated in the case of Securities issued at a discount from their face amount;

          (21) whether any Securities will not have Subsidiary Guarantees, and if so, the terms of such Subsidiary Guarantees; and

          (22) any other terms in addition to or different from those contained in this Indenture.

          All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate or in any indenture supplemental hereto.

          The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

(b) The Initial Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form of EXHIBIT A hereto. The Exchange Securities and the Trustee's certificate of authentication relating thereto shall be substantially in the form of EXHIBIT

B hereto. Initial Securities of a Series and Exchange Securities of a Series shall be deemed to be of the same class for all purposes hereof, including all matters relating to voting, consents and waivers of Securityholders. The Securities may have notations, legends or endorsements required by law, stock exchange rules, agreements to which the Company is subject, if any, or usage (PROVIDED that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. If required, the Securities may bear the appropriate legend regarding any original issue discount for Federal income tax purposes. Each Security shall have an executed Subsidiary Guarantee from each of the Subsidiary Guarantors.

          The terms and provisions contained in the Securities, annexed hereto as EXHIBITS A and B, shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(c) GLOBAL SECURITIES. The Securities offered and sold (1) in reliance on Rule 144A, (2) in reliance on Regulation S and (3) to a limited number of Institutional Accredited Investors in a transaction exempt from the registration requirements of the Securities Act shall be issued initially in the form of one or more permanent Global Securities ("GLOBAL SECURITIES") in definitive, fully registered form without interest coupons, in substantially the form of EXHIBIT A, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at the Trustee's office in New York City, as custodian for the Depository, and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company (and having an executed Subsidiary Guarantee) and authenticated by the Trustee as hereinafter provided and shall bear the legend set forth in Section 2.16. The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee in the limited circumstances hereinafter provided.

          Securities issued in exchange for interests in Global Securities pursuant to Section 2.06 may be issued in the form of permanent certificated Securities in registered form in substantially the form set forth in EXHIBIT A (the "PHYSICAL SECURITIES").

Section 2.02.   EXECUTION AND AUTHENTICATION.

          Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities. Each Guarantor shall execute the Guarantee.

          If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

          A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

          The Trustee shall authenticate Securities for original issue upon receipt of an Officers' Certificate of the Company. Each Security shall be dated the date of its authentication.

Section 2.03.   REGISTRAR AND PAYING AGENT.

          The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for payment ("PAYING AGENT") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent and the Trustee shall have the right to inspect the Securities register at all reasonable times to obtain copies thereof, and the Trustee shall have the right to rely upon such register as to the names and addresses of the Holders and the principal amounts and certificate numbers thereof. If the Company fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such.

          The Company initially appoints the Trustee as Registrar and Paying Agent.

Section 2.04.   PAYING AGENT TO HOLD MONEY IN TRUST.

          Each Paying Agent shall hold in trust for the benefit of Securityholders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

Section 2.05.   SECURITYHOLDER LISTS.

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 5 Business Days before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

Section 2.06.   TRANSFER AND EXCHANGE.

          Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto except in the case of exchanges pursuant to 2.09, 3.06, or 9.05 not involving any transfer.

          Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

Section 2.07.   REPLACEMENT SECURITIES.

          If the Holder of a Security claims that the Security has been lost, destroyed, mutilated or wrongfully taken, the Company shall issue and, upon written request of any Officer of the Company, the Trustee shall authenticate a replacement Security, provided in the case of a lost, destroyed or wrongfully taken Security, that the requirements of Section 8-405 of the New York Uniform Commercial Code are met. If any such lost, destroyed, mutilated or wrongfully taken Security shall have matured or shall be about to mature, the Company may, instead of issuing a substitute Security therefor, pay such Security without requiring (except in the case of a mutilated Security) the surrender thereof. An indemnity bond must be sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any

Agent from any loss which any of them may suffer if a Security is replaced, including the acquisition of such Security by a bona fide purchaser. The Company or the Trustee may charge for its expenses in replacing a Security.

Section 2.08.   OUTSTANDING SECURITIES.

          Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it and those described in this Section. A Security does not cease to be outstanding because the Company, any Subsidiary Guarantor or one of their Affiliates holds the Security.

          If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent holds on a redemption date or maturity date money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

Section 2.09.   TEMPORARY SECURITIES.

          Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon surrender for cancellation of the temporary Security, the Company and the Subsidiary Guarantors shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

Section 2.10.   CANCELLATION.

          The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, redemption or payment. The Trustee and no one else shall cancel and destroy, or retain in accordance with its standard retention policy, all

Securities surrendered for registration or transfer, exchange, redemption, paying or cancellation. Unless the Authorizing Resolution so provides, the Company may not issue new Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

Section 2.11.   DEFAULTED INTEREST.

          If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such special record date and a payment date which shall be reasonably satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to each Securityholder a notice that states the record date, the payment date and the amount of defaulted interest to be paid. On or before the date such notice is mailed, the Company shall deposit with the Paying Agent money sufficient to pay the amount of defaulted interest to be so paid. The Company may pay defaulted interest in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

Section 2.12.   TREASURY SECURITIES.

          In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver, consent or notice, Securities owned by the Company, the Subsidiary Guarantors or any of their respective Affiliates shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so considered.

Section 2.13.   CUSIP NUMBERS.

          The Company in issuing the Securities of any Series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; PROVIDED that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of any such CUSIP number printed in the notice or on such Securities, and that reliance may be placed only on the other identification numbers printed on such Securities. The Company shall promptly notify the Trustee of any change in any CUSIP number.

Section 2.14.   DEPOSIT OF MONEYS.

          Prior to 11:00 a.m. New York City time on each interest payment date and maturity date with respect to each Series of Securities, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such interest payment date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date or maturity date, as the case may be.

Section 2.15.   BOOK-ENTRY PROVISIONS FOR GLOBAL SECURITY.

(a) Any Global Security of a Series initially shall (i) be registered in the name of the depository who shall be identified in the Authorizing Resolution or supplemental indenture relating to such Securities (the "DEPOSITORY") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

          Members of, or participants in, the Depository ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(b) Transfers of any Global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the Global Security and a successor depository is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue definitive Securities or (iii) the Company, in its sole discretion, determines at any time that all Outstanding Securities (but not less than all) of any Series issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities.

(c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company and the Subsidiary Guarantors shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

(d) In connection with the transfer of an entire Global Security to beneficial owners pursuant to paragraph (b), the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company and the Subsidiary Guarantors shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

(e) The Holder of any Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such Series.

(f) Each Global Security shall also bear the following legend on the face thereof:

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMI-

     NEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.17 OF THE INDENTURE REFERRED TO HEREIN.

Section 2.16.   RESTRICTIVE LEGENDS.

          RESTRICTIVE LEGENDS. Each Global Security and Physical Security that constitutes a Restricted Security or is sold in compliance with Regulation S shall bear the following legend (the "PRIVATE PLACEMENT LEGEND") on the face thereof until after the second anniversary of the later of the Issue Date and the last date on which the Company or any Affiliate was the owner of such Security (or any predecessor note) (or such shorter period of time as permitted by Rule 144(k) under the Securities Act or any successor provision thereunder), or such longer period of time as may be required under the Securities Act or applicable state securities laws in the opinion of counsel for the Company, unless otherwise agreed by the Company and the Holder thereof:

          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
     SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF BEAZER HOMES USA, INC. THAT
     (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY
     (1)(A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES
     ACT), PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING

     THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
     (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 OF NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR (AND BASED UPON AN OPINION OF COUNSEL IF BEAZER HOMES USA, INC. SO REQUESTS) OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER UNDER CLAUSE (E) SUCH TRANSFER IS SUBJECT TO THE RECEIPT BY THE TRUSTEE (AND BEAZER HOMES USA, INC., IF IT SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
     (2) TO BEAZER HOMES USA, INC. OR ANY OF ITS SUBSIDIARIES OR (3) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND THE INDENTURE GOVERNING THE SECURITIES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN
     (A) ABOVE. IF ANY RESALE OR OTHER TRANSFER OF ANY SECURITY IS PROPOSED TO BE MADE UNDER CLAUSE (A)(1)(D) ABOVE WHILE THESE TRANSFER RESTRICTIONS ARE IN FORCE THEN THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE TO BEAZER AND THE TRUSTEE WHICH SHALL PROVIDE, AMONG OTHER THINGS, THAT THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS ACQUIRING THE SECURITIES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT.

Section 2.17.   SPECIAL TRANSFER PROVISIONS.

(a) TRANSFERS TO NON-QIB INSTITUTIONAL ACCREDITED INVESTORS AND NON-U.S. PERSONS. The following provisions shall apply with respect to the registration of any proposed transfer of a

Security constituting a Restricted Security to any Institutional Accredited Investor which is not a QIB or to any Non-U.S. Person:

           (i) the Registrar shall register the transfer of any Security constituting a Restricted Security whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the second anniversary of the Issue Date (PROVIDED, HOWEVER, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time on or prior to the second anniversary of the Issue Date) or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of EXHIBIT C hereto and any legal opinions and certifications required thereby or (2) in the case of a transfer to a Non-U.S. Person, the proposed transferor has delivered to the Registrar a certificate substantially in the form of EXHIBIT D hereto; and

          (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) written instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Securities) a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and (b) the Company shall execute, the Subsidiary Guarantors shall execute the Subsidiary Guarantee on, and the Trustee shall authenticate and deliver, one or more Physical Securities of like tenor and amount.

(b) TRANSFERS TO QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons):

           (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such in-formation and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

          (ii) if the proposed transferee is an Agent Member, and the Securities to be transferred consist of Physical Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Registrar of written instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such Global Security in an amount equal to the principal amount of the Physical Securities to be transferred, and the Trustee shall cancel the Physical Securities so transferred.

(c) PRIVATE PLACEMENT LEGEND. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the Issue Date (PROVIDED, HOWEVER, that neither the Company nor any Affiliate of the Company has held any beneficial interest in such Security, or portion thereof, at any time prior to or on the second anniversary of the Issue Date), or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

(d) GENERAL. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.06 or this Section 2.17. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Registrar's normal business hours upon the giving of reasonable written notice to the Registrar.

(e) TRANSFERS OF SECURITIES HELD BY AFFILIATES. Any certificate (i) evidencing a Security that has been transferred to an Affiliate of the Company within two years after the Issue Date, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof or (ii) evidencing a Security that has been acquired from an Affiliate (other than by an Affiliate) in a transaction or a chain of transactions not involving any public offering, shall, until two years after the last date on which either the Company or any Affiliate of the Company was an owner of such Security, in each case, bear a legend in substantially the form set forth in Section 2.16, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

                                  ARTICLE THREE

                                   REDEMPTION

Section 3.01.   NOTICES TO TRUSTEE.

          Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution or supplemental indenture provides otherwise, in accordance with this Article.

          If the Company wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. Any such notice may be cancelled at any time prior to notice of such redemption being mailed to Holders. Any such cancelled notice shall be void and of no effect.

          If the Company wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

          The Company shall give each notice provided for in this Section 3.01 at least 30 days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

Section 3.02.   SELECTION OF SECURITIES TO BE REDEEMED.

          If fewer than all of the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities outstanding not previously called for redemption and shall promptly notify the Company of the serial numbers or other identifying attributes of the Securities so selected. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination for the Series. Securities and portions of them it selects shall be in amounts equal to the minimum denomination for the Series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.03.   NOTICE OF REDEMPTION.

          At least 15 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

          The notice shall identify the Securities to be redeemed and shall state:

          (1)   the redemption date;

          (2)   the redemption price;

          (3)   the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

          (6) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall deliver to the Trustee at least 15 days prior to the date on which notice of redemption is to be mailed or such shorter period as may be satisfactory to the Trustee, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.04.   EFFECT OF NOTICE OF REDEMPTION.

          Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price as set forth in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

Section 3.05.   DEPOSIT OF REDEMPTION PRICE.

          On or before the redemption date, the Company shall deposit with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

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                                      -23-

Section 3.06.   SECURITIES REDEEMED IN PART.

          Upon surrender of a Security that is redeemed in part, the Company and the Subsidiary Guarantors shall execute and the Trustee shall authenticate for each Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

Section 4.01.   PAYMENT OF SECURITIES.

          The Company shall pay the principal of and interest on a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date it is due if the Paying Agent holds on that date money designated for and sufficient to pay the installment.

          The Company shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate.

Section 4.02.   MAINTENANCE OF OFFICE OR AGENCY.

          The Company shall maintain the office or agency required under Section
2.03. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee.

Section 4.03.   COMPLIANCE CERTIFICATE.

          The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating whether or not the signers know of any Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Default, the certificate shall describe the Default.

Section 4.04. PAYMENT OF TAXES; MAINTENANCE OF CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES.

          The Company will:

          (a) will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or

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                                      -24-

     imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          (b) subject to Article Five, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, all material rights (by articles of incorporation, by-laws and statute) and material franchises, PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company; and

          (c) will cause all of its material properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that the Company and its Subsidiaries shall not be prevented from selling or otherwise disposing of their properties for value in the ordinary course of business.

Section 4.05.   WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company and the Subsidiary Guarantors covenant (to the extent that they may lawfully do so) that they will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that may lawfully do so) the Company and the Subsidiary Guarantors hereby expressly waive all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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                                      -25-

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

Section 5.01. CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES, LEASES AND CONVEYANCES PERMITTED SUBJECT TO CERTAIN CONDITIONS.

(a) The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other corporation, provided that in any such case, (1) either the Company shall be the continuing corporation, or the successor corporation shall be a corporation organized and existing under the laws of the United States or a State thereof and such successor corporation shall expressly assume the due and punctual payment of the principal of (and premium, if any) and any interest (including all Liquidated Damages, if any) on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture, satisfactory to the Trustee, executed and delivered to the Trustee by such corporation and (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or any Subsidiary as a result thereof as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or the lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

(b) RIGHTS AND DUTIES OF SUCCESSOR CORPORATION In case of any such consolidation, merger, sale, lease or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation, except in the event of a lease, shall be relieved of any further obligation under this Indenture and the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

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                                      -26-

          In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

(c) OFFICERS' CERTIFICATE AND OPINION OF COUNSEL. Any consolidation, merger, sale, lease or conveyance permitted under subsection (a) above is also subject to the condition that the Trustee receive an Officers' Certificate and an Opinion of Counsel to the effect that any such consolidation, merger, sale, lease or conveyance, and the assumption by any successor corporation, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

Section 6.01.   EVENTS OF DEFAULT.

          "Event of Default," wherever used herein with respect to any particular Series of Securities, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest upon any Security of that Series or of any coupon appertaining thereto, when such interest or coupon becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security of that Series when it becomes due and payable at its Maturity; or

          (3) default in the deposit of any sinking fund payment, when and as due by the terms of any Security of that Series; or

          (4) default in the performance or breach of any covenant or warranty of the Company in this Indenture with respect to any Security of that Series (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that Series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

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                                      -27-

          (5) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law;

(A)  commences a voluntary case,

(B) consents to the entry of an order for relief against it in an involuntary case,

(C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

(D)  makes a general assignment for the benefit of its creditors; or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

(A) is for relief against the Company or any Significant Subsidiary in an involuntary case,

(B) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of either of its property, or

(C) orders the liquidation of the Company or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 90 days; or

          (7) any other Event of Default provided with respect to Securities of that Series.

As used in this Section 6.01, the term "Bankruptcy Law" means title 11, U.S. Code or any similar Federal or state law for the relief of debtors and the term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

Section 6.02.   ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default (other than an Event of Default with respect to the Company resulting from sub-clauses (7) or (8) above), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Securities of the applicable Series then outstanding by notice to the Company and the Trustee, may declare all Securities of such Series to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Securities of such Series will be due and payable immediately.

          At any time after such a declaration of acceleration with respect to Securities of any Series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority

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                                      -28-

in principal amount of the outstanding Securities of that Series, by written notice to the Company and the Trustee, may rescind and annul such declaration of acceleration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay in the currency, currency unit or composite currency in which the Securities of such Series are payable (except as otherwise specified pursuant to Section 2.01 for the Securities of such Series):

(A) all overdue installments of interest on and any Liquidated Damages payable in respect of all outstanding Securities of that Series,

(B) the principal of (and premium, if any, on) any outstanding Securities of that Series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest and any Liquidated Damages at the rate or rates borne by or provided for in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default with respect to Securities of that Series, other than the nonpayment of the principal of (or premium, if any) or interest on Securities of that Series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.04.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

Section 6.03.   OTHER REMEDIES.

          If an Event of Default on a Series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Series or to enforce the performance of any provision in the Securities or this Indenture applicable to the Series.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the

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                                      -29-

Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

Section 6.04.   WAIVER OF EXISTING DEFAULTS.

          Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities of a Series on behalf of all the Holders of the Series by notice to the Trustee may waive an existing Default on such Series and its consequences. When a Default is waived, it is cured and stops continuing, and any Event of Default arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.05.   CONTROL BY MAJORITY.

          The Holders of a majority in principal amount of the outstanding Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture,
(ii) that, subject to Section 7.01, the Trustee determines is unduly prejudicial to the rights of other Securityholders, or (iii) that would involve the Trustee in personal liability.

Section 6.06.   LIMITATION ON SUITS.

          A Securityholder of a Series may not pursue any remedy with respect to this Indenture or the Series unless:

          (1) the Holder gives to the Trustee written notice of a continuing Event of Default on the Series;

          (2) the Holders of at least a majority in principal amount of the outstanding Securities of the Series make a written request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

          (5) no written request inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

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                                      -30-

Section 6.07.   RIGHTS OF HOLDERS TO RECEIVE PAYMENT.

          Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08.   COLLECTION SUIT BY TRUSTEE.

          If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

Section 6.09.   TRUSTEE MAY FILE PROOFS OF CLAIM.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property, and unless prohibited by applicable law or regulation, may vote on behalf of the Holders in any election of a Custodian, and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Securityholder except as aforesaid for the election of the Custodian.

Section 6.10.   PRIORITIES.

          If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

          FIRST: to the Trustee for amounts due under Section 7.07;

          SECOND: to Securityholders of the Series for amounts due and unpaid on the Series for principal and interest, ratably, without preference or priority of any kind, ac-

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                                      -31-

     cording to the amounts due and payable on the Series for principal and interest, respectively; and

          THIRD: to the Company or the Subsidiary Guarantors as their interests may appear.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

Section 6.11.   UNDERTAKING FOR COSTS.

          In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having the due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Series.

                                  ARTICLE SEVEN

                                     TRUSTEE

Section 7.01.   DUTIES OF TRUSTEE.

(a) If an Event of Default has occurred and is continuing, the Trustee shall, prior to the receipt of directions from the Holders of a majority in principal amount of the Securities, exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b)  Except during the continuance of an Event of Default:

          (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

          (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine

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                                      -32-

whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts or matters stated therein.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) This paragraph does not limit the effect of paragraph (b) of this Section.

          (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

          (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction of the Holders permitted hereunder.

(d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

(e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

(f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

(g) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

Section 7.02.   RIGHTS OF TRUSTEE.

          Subject to Section 7.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document, resolution, certificate, instrument, report, or direction believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, resolution, certificate, instrument, report, or direction.

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                                      -33-

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Sections 10.04 and 10.05 hereof and containing such other statements as the Trustee reasonably deems necessary to perform its duties hereunder. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate, Opinion of Counsel or any other direction of the Company permitted hereunder.

          (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

          (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) or 6.01(2)) unless a Trust Officer assigned to and working in the Trustee's corporate trust office has actual knowledge thereof or unless written notice of any Event of Default is received by the Trustee at its address specified in Section 10.02 hereof and such notice references the Securities generally, the Company or this Indenture.

          Except with respect to Sections 4.01 and 4.03, the Trustee shall have no duty to inquire as to the performance of the Company with respect to the covenants contained in Article Four.

          Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of the foregoing shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of their covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates).

Section 7.03.   INDIVIDUAL RIGHTS OF TRUSTEE.

          The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

Section 7.04.   TRUSTEE'S DISCLAIMER.

          The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or of any prospectus used to sell the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Company in this Indenture or in the Securities other than its certificate of authentication.

Section 7.05.   NOTICE OF DEFAULTS.

          If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder of the Series notice of the Default (which shall specify any uncured Default known to it) within 90 days after it occurs. Except in the case of a default in payment of principal of or interest on a Series or a failure to comply with any Change of Control Provisions, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such directors and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Holders of the Series.

Section 7.06.   REPORTS BY TRUSTEE TO HOLDERS.

          Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a)(2) has occurred within the twelve months preceding the reporting date no report need be transmitted). The Trustee also shall comply with TIA Section 313(b) and Section 313(c).

          A copy of each report at the time of its mailing to Securityholders shall be delivered to the Company and filed by the Trustee with the Commission and each national securities exchange on which the Securities are listed. The Company agrees to notify the Trustee of each national securities exchange on which the Securities are listed.

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                                      -35-

Section 7.07.   COMPENSATION AND INDEMNITY.

          The Company shall pay to the Trustee or predecessor trustee from time to time reasonable compensation for their respective services subject to any written agreement between the Trustee and the Company. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify the Trustee and each predecessor trustee, its officers, directors, employees and agents and hold it harmless against any loss, liability or expense incurred or made by or on behalf of it in connection with the administration of this Indenture or the trust hereunder and its duties hereunder including the costs and expenses of defending itself against or investigating any claim in the premises. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's, or its officers', directors', employees' or agents' negligence or bad faith.

          To ensure the Company's payment obligations in this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01 or in connection with Article 6 hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

Section 7.08.   REPLACEMENT OF TRUSTEE.

          The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the removed Trustee in writing and may appoint a successor trustee with the Company's consent. Such resignation or removal shall not take effect until the appointment by the Securityholders or the Company as hereinafter provided of a successor trustee and the acceptance of such appointment by such successor trustee. The Company may remove the Trustee and any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee for any or no reason, including if:

          (1) the Trustee fails to comply with Section 7.10 after written request by the Company or any bona fide Securityholder who has been a Securityholder for at least six months;

          (2)   the Trustee is adjudged a bankrupt or an insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)   the Trustee becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor trustee. If a successor trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Holder may petition any court of competent jurisdiction for the appointment of a successor trustee.

          A successor trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor trustee shall mail notice of its succession to each Securityholder.

Section 7.09.   SUCCESSOR TRUSTEE BY MERGER, ETC.

          If the Trustee consolidates with, merges with or into or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

Section 7.10.   ELIGIBILITY; DISQUALIFICATION.

          This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b).

Section 7.11.   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                  ARTICLE EIGHT

                            DEFEASANCE AND DISCHARGE

Section 8.01. DEFEASANCE UPON DEPOSIT OF MONEYS OR U.S. GOVERNMENT OBLIGATIONS; DISCHARGE.

(a) The Company may, at its option and at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of any Series upon compliance with the applicable conditions set forth in paragraph
(d).

(b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company and the Subsidiary Guarantors shall be deemed to have been released and discharged from their respective obligations with respect to the outstanding Securities of a Series on the date the applicable conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Securities of a Series, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of a Series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and (ii) obligations listed in Section 8.02, subject to compliance with this Section
8.01. The Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

(c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company and the Subsidiary Guarantors shall be released and discharged from the obligations under any covenant contained in Article Five, Section 4.05 and any other covenant contained in the Authorizing Resolution or supplemental indenture relating to such Series, on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities of such Series shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of a Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under
Section 6.01(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

(d)  The following shall be the conditions to application of either paragraph
(b) or paragraph (c) above to the outstanding Securities of the applicable
Series:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Indenture Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article 8 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (1) an amount in such currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity, or (2) Government Obligations applicable to such securities (determined on the basis of the currency, currencies or currency unit in which such Securities are then specified as payable at Stated Maturity) which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment of principal of (and premium, if any) and interest, if any, on such Securities, money in an amount, or (3) a combination thereof, in any case, in an amount, sufficient, without consideration of any reinvestment of such principal and interest, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest, if any, on such Securities of such Series on the Stated Maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to such Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities.

          (2) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (3) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.01(6) and 6.01(7) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (4) In the case of an election under Section 8.01(b), the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (5) In the case of an election under Section 8.01(c), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (6) In the case of an election under Section 8.01(c), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 8.01(b) or the covenant defeasance under Section 8.01(c) (as the case may be) have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's opinion under Section 8.01(b) or Section 8.01(c) (as the case may be), registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or (ii) all necessary registrations under said Act have been effected.

          (8) Notwithstanding any other provisions of this Section, such Legal Defeasance or Covenant Defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations with may be imposed on the Company in connection therewith pursuant to Section 2.01.

          In the event all or any portion of the Securities of a Series are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trus-tee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

(e) In addition to the Company's rights above under this Section 8.01, the Company may terminate all of its obligations under this Indenture with respect to a Series, and the obligations of the Subsidiary Guarantors shall terminate with respect to such Series (subject to Section 8.02), when:

          (1) All Securities of such Series theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money sufficient to pay and discharge the entire indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest;

          (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company;

          (3) The Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or redemption, as the case may be; and

          (4) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

Section 8.02.   SURVIVAL OF THE COMPANY'S OBLIGATIONS.

          Notwithstanding the satisfaction and discharge of the Indenture under
Section 8.01, the Company's obligations in the paragraph entitled "Unclaimed Money" of the Securities and Sections 2.03 through 2.07, 4.01, 7.07, 7.08, 8.04 and 8.05, however, shall survive until the Securities of an applicable Series are no longer outstanding. Thereafter, the Company's obligations in the paragraph entitled "Unclaimed Money" of the Securities of such Series and Sections 7.07, 8.04 and 8.05 shall survive (as they relate to such Series).

Section 8.03.   APPLICATION OF TRUST MONEY.

          The Trustee shall hold in trust money or Government Obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from Government Obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the defeased Series.

Section 8.04.   REPAYMENT TO THE COMPANY.

          The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company or any Subsidiary Guarantor for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

Section 8.05.   REINSTATEMENT.

          If the Trustee is unable to apply any money or Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and each Guarantor's obligations under this Indenture and the Securities relating to the Series shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee is permitted to apply all such money or Government Obligations in accordance with Section 8.01; provided, however, that (a) if the Company has made any payment of interest on or principal of any Securities of the Series because of the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or Government Obligations held by the Trustee and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee shall return all such money or Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.   WITH CONSENT OF MAJORITY; WITHOUT CONSENT OF HOLDERS.

          Subject to Section 9.02, this Indenture or the Securities (including any supplemental indenture or Authorizing Resolutions relating to a Series of Securities) may be amended or supplemented with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of at least a majority in principal amount of the Securities of each affected Series (as to such series) then outstanding, and any existing Default or Event of Default (other than any continuing Default or Event of Default in the payment of interest on or the principal of the Securities) under, or compliance with any provision of, this Indenture may be waived with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of a majority in principal amount of the Securities of each affected Series (as to such series) then outstanding. The Company, the Subsidiary Guarantors and the Trustee may amend or supplement this Indenture or the Securities (including any supplemental indenture or Authorizing Resolutions relating to a Series of Securities) without notice to or consent of any Securityholder:

          (1)   to cure any ambiguity, omission, defect or inconsistency;

          (2) to comply with the provisions of any Series applicable to mergers, consolidations or transfers of all or substantially all of the assets of the Company or a Subsidiary Guarantor;

          (3) to provide that specific provisions of this Indenture shall not apply to a Series not previously issued;

          (4)   to create a Series and establish its terms;

          (5) to provide for uncertificated Securities in addition to certificated Securities;

          (6) to make any other change that does not adversely affect the legal rights of any Holder;

          (7)   to comply with or qualify this Indenture under the TIA; and

          (8) to reflect a Subsidiary Guarantor ceasing to be liable on the Subsidiary Guarantees because it is no longer a Subsidiary of the Company.

          After an amendment under this Section 9.01 becomes effective, the Company shall mail notice of such amendment to the affected Securityholders.

Section 9.02.   WITH CONSENT OF ALL AFFECTED HOLDERS.

          Without the consent of each Securityholder of a Series affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

          (1) reduce the amount of Securities of such Series whose Holders must consent to an amendment, supplement or waiver;

          (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Security of such Series;

          (3) reduce the principal of or change the fixed maturity of any Security of such Series or alter the provisions (including related definitions) with respect to redemption of Securities pursuant to Article Three hereof or any supplemental indenture or Authorizing Resolutions relating to such Series or with respect to any obligations on the part of the Company to offer to purchase or to redeem Securities of a Series pursuant to the Authorizing Resolution or supplemental indenture pertaining to such Series;

          (4) modify the ranking or priority of the Securities of any Series or any Subsidiary Guarantee thereof;

          (5) release any Subsidiary Guarantor from any of its obligations under its Subsidiary Guarantee or this Indenture otherwise than in accordance with the terms of this Indenture and any applicable Authorizing Resolutions or supplemental indenture relating to such Series;

          (6)   make any change in Sections 6.04, 6.07, 9.01 or this 9.02;

          (7) waive a continuing Default or Event of Default in the payment of the principal of or interest on any Security; or

          (8) make any Security payable at a place or in money other than that stated in the Security, or impair the right of any Securityholder to bring suit as permitted by Section 6.07.

          An amendment of a provision included solely for the benefit of one or more Series does not affect the interests of Securityholders of any other Series.

          It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

          The right of any Holder to participate in any consent required or sought pursuant to any provision of this Indenture (and the obligation of the Company to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of any Securities of such Series with respect to which such consent is required or sought as of a date identified by the Trustee in a notice furnished to Holders in accordance with the terms of this Indenture.

Section 9.03.   COMPLIANCE WITH TRUST INDENTURE ACT.

          Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

Section 9.04.   REVOCATION AND EFFECT OF CONSENTS.

          A consent to an amendment, supplement or waiver by a Holder shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any Series entitled to consent to any amendment, supplement or waiver, which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

          After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through (8) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; PROVIDED that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

Section 9.05.   NOTATION ON OR EXCHANGE OF SECURITIES.

          If an amendment, supplement or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee, at which time the Trustee shall place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

Section 9.06.   TRUSTEE TO SIGN AMENDMENTS, ETC.

          Subject to Section 7.02(b), the Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE TEN

                                  MISCELLANEOUS

Section 10.01.  TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 10.02.  NOTICES.

          Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

          if to the Company or to any Subsidiary Guarantor:

                   Beazer Homes USA, Inc.
                   5775 Peachtree Dunwoody Road, Suite B-200
                   Atlanta, Georgia 30342

                   Attention: President

          if to the Trustee:

                   U.S. Bank National Association
                   180 East 5th Street
                   Suite 200
                   St. Paul, MN 55101

                   Attention: Corporate Trust Department

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

          If the Company mails notice or communications to the Securityholders, it shall mail a copy to the Trustee at the same time.

Section 10.03.  COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

          Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 10.04.  CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

          (1) an Officers' Certificate (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction, have been complied with and that any such section does not conflict with the terms of the Indenture.

Section 10.05.  STATEMENTS REQUIRED IN CERTIFICATE OR OPINION.

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that the person making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

Section 10.06.  RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

Section 10.07.  LEGAL HOLIDAYS.

          A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. A Business Day is any day other than a Legal Holiday.

Section 10.08.  GOVERNING LAW.

          The laws of the State of New York shall govern this Indenture, the Securities of each Series and the Subsidiary Guarantees.

Section 10.09.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 10.10.  NO RECOURSE AGAINST OTHERS.

          All liability described in the paragraph of the Securities entitled "No Recourse Against Others" of any director, officer, employee or stockholder, as such, of the Company is waived and released.

Section 10.11.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

Section 10.12.  DUPLICATE ORIGINALS.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 10.13.  SEVERABILITY.

          In case any one or more of the provisions contained in this Indenture or in the Securities of a Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities.

                                   SIGNATURES

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written.

                                   BEAZER HOMES USA, INC.


                                   By: /s/ Ian J. Mccarthy
                                       ----------------------------------------
                                       Name:  Ian J. McCarthy
                                       Title: President and Director

                                   BEAZER MORTGAGE CORPORATION
                                   BEAZER HOMES CORP.
                                   BEAZER HOMES SALES ARIZONA, INC.
                                   BEAZER REALTY CORP.
                                   BEAZER/SQUIRES REALTY, INC.
                                   BEAZER HOMES HOLDINGS CORP.
                                   BEAZER HOMES TEXAS HOLDINGS, INC.
                                   APRIL CORPORATION
                                   BEAZER HOMES INVESTMENT CORP.
                                   BEAZER REALTY, INC.
                                   HOMEBUILDERS TITLE SERVICES OF VIRGINIA, INC. HOMEBUILDERS TITLE SERVICES, INC.
                                   UNIVERSAL SOLUTIONS INSURANCE AGENCY, INC.


                                   By: /s/ David S. Weiss
                                       -----------------------------------------
                                       Name:  David S. Weiss
                                       Title: Executive Vice President

                                   BEAZER HOMES TEXAS, LP


                                   By: /s/ Ian J. Mccarthy
                                       -----------------------------------------
                                       Name:  Ian J. McCarthy
                                       Title: President and Director of the
                                              General Partner, Beazer Homes
                                              Texas Holdings, Inc.

                                   BEAZER SPE, LLC


                                   By: /s/ Ian J. Mccarthy
                                       -----------------------------------------
                                       Name:  Ian J. McCarthy
                                       Title: President and Director of
                                              Beazer Homes Holdings Corp,
                                              Sole Member

                                   BEAZER CLARKSBURG, LLC


                                   By: /s/ Ian J. Mccarthy
                                       -----------------------------------------
                                       Name:  Ian J. McCarthy
                                       Title: President and Director of
                                              Beazer Homes Corp., Sole
                                              Member

                                   TEXAS LONE STAR TITLE, LP


                                   By: Beazer Homes Texas Holdings, Inc.,
                                       Its General Partner


                                   By: /s/ Ian J. Mccarthy
                                       -----------------------------------------
                                       Name:  Ian J. McCarthy
                                       Title: President and Director

                                   BUILDER'S LINK, INC.
                                   CROSSMANN COMMUNITIES OF NORTH CAROLINA, INC. CROSSMANN COMMUNITIES OF OHIO, INC.
                                   CROSSMANN COMMUNITIES OF TENNESSEE, LLC
                                   CROSSMANN INVESTMENTS, INC.
                                   CROSSMANN MANAGEMENT, INC.
                                   CROSSMANN MORTGAGE CORP.
                                   CROSSMANN REALTY, CO.
                                   CUTTER HOMES LTD
                                   DELUXE AVIATION, INC.
                                   DELUXE HOMES OF LAFAYETTE, INC.
                                   DELUXE HOMES OF OHIO, INC.
                                   MERIT REALTY, INC.
                                   TRINITY HOMES LLC


                                   By: /s/ Jennifer Holihen
                                       -----------------------------------------
                                       Name:  Jennifer Holihen
                                       Title: Secretary

                                   CROSSMANN COMMUNITIES PARTNERSHIP

                                   By: Crossmann Communities, Inc., Partner

                                   By: /s/ Jennifer Holihen
                                       -----------------------------------------
                                       Name:  Jennifer Holihen
                                       Title: Secretary

                                   PARAGON TITLE, LLC


                                   By: /s/ Jennifer Holihen
                                       -----------------------------------------
                                       Name:  Jennifer Holihen
                                       Title: Manager

                                   PINEHURST BUILDERS, LLC


                                   By: Crossmann Communities of North
                                       Carolina, Inc., sole member


                                   By: /s/ JENNIFER HOLIHEN
                                       -----------------------------------------
                                       Name:  Jennifer Holihen
                                       Title: Secretary

U.S. BANK NATIONAL ASSOCIATION,
  as Trustee


By: /s/ Richard Prokosch
    ------------------------------
    An Authorized Signatory

                                                                       EXHIBIT A

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY, OR BY ANY SUCH NOMINEE OF THE DEPOSITORY, OR BY THE DEPOSITORY OR NOMINEE OF SUCH SUCCESSOR DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO AN ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.17 OF THE INDENTURE REFERRED TO HEREIN.(a)

          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
     SECTION 5 OF THE SECU-

----------
(a)  This paragraph should be included if the Note is issued in global form.

     RITIES ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF BEAZER HOMES USA, INC. THAT (A) SUCH NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1)(A) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), PURCHASING FOR ITS OWN ACCOUNT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (B) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR") THAT IS PURCHASING AT LEAST $100,000 OF NOTES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INSTITUTIONAL ACCREDITED INVESTOR (AND BASED UPON AN OPINION OF COUNSEL IF BEAZER HOMES USA, INC. SO REQUESTS) OR (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED THAT IN THE CASE OF A TRANSFER UNDER CLAUSE (E) SUCH TRANSFER IS SUBJECT TO THE RECEIPT BY THE TRUSTEE (AND BEAZER HOMES USA, INC., IF IT SO REQUESTS) OF A CERTIFICATION OF THE TRANSFEROR AND AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (2) TO BEAZER HOMES USA, INC. OR ANY OF ITS SUBSIDIARIES OR (3) UNDER AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND THE INDENTURE GOVERNING THE SECURITIES AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE. IF ANY RESALE OR OTHER TRANSFER OF ANY SECURITY IS PROPOSED TO BE MADE UNDER CLAUSE (A)(1)(D) ABOVE WHILE THESE TRANSFER RESTRICTIONS ARE IN FORCE THEN THE TRANSFEROR SHALL DELIVER A LETTER FROM THE TRANSFEREE TO BEAZER AND THE TRUSTEE

     WHICH SHALL PROVIDE, AMONG OTHER THINGS, THAT THE TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR AND THAT IT IS ACQUIRING THE SECURITIES FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT.

NO.                                                           CUSIP NO.: _______

                          [TITLE OF SECURITY], SERIES A

                             BEAZER HOMES USA, INC.
                             A DELAWARE CORPORATION

promises to pay to

or registered assigns
the principal sum of                              [Dollars](a) on

[Title of Security]
Interest Payment Dates:                        and
Record Dates:                          and

Authenticated:                                Dated:

                                              BEAZER HOMES USA, INC.

                                              [Seal]

                                              By
                                                 -------------------------------
                                                 Title:

U.S. BANK NATIONAL ASSOCIATION, as
Trustee, certifies that this is one of the Securities referred to in the within mentioned
Indenture.


By:
    ---------------------------------------------
           Authorized Signatory


----------
(a) Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement

                             BEAZER HOMES USA, INC.

                          [TITLE OF SECURITY], SERIES A

1.   INTEREST.

          BEAZER HOMES USA, INC. (the "COMPANY"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on __________________ and ______________ of each year until the principal is paid or made available for payment, commencing on _______________, to Holders at the close of business on ____________ or ____________, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   METHOD OF PAYMENT.

          The Company will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Securities at the close of business on the [Insert record dates]. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.   PAYING AGENT AND REGISTRAR.

          Initially, U.S. Bank National Association (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.   INDENTURE.

          The Company issued the Securities under an Indenture dated as of April 17, 2002 ("INDENTURE") among the Company, the Subsidiary Guarantors and the Trustee. The terms of the Securities and the Subsidiary Guarantees include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Subsidiary Guarantees are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of them. The Securities include the Initial Securities and the Exchange Securities (each as defined in the Indenture) issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to: Beazer Homes USA, Inc., 5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia 30342,
Attention: President.

5.   OPTIONAL REDEMPTION.(a)

          The Company may redeem all or any portion of the Securities at any time and from time to time on or after ______________, ____, and prior to maturity at the following redemption prices (expressed as percentages of the principal amount thereof) together with interest accrued and unpaid to the date fixed for redemption:

             If redeemed during the
               twelve-month period
          commencing on ___________ and
          ending on ___________ in each
             OF THE FOLLOWING YEARS                             PERCENTAGE

     [Insert provisions relating to redemption at option of Holders, if any]

          In the event less than all of the Securities are to be redeemed at any time, selection of the Securities to be redeemed will be made by the Trustee from among the outstanding Securities on a PRO RATA basis, by lot or by any other method permitted by the Indenture. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. On and after the redemption date, interest will cease to accrue on Securities or portions of them called for redemption.

6.   MANDATORY REDEMPTION.(b)

          The Company shall redeem % of the aggregate principal amount of
Securities originally issued under the Indenture on each of        , which
redemptions are calculated to retire % of the Securities originally issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with ac-

----------
(a)  If applicable.

(b)  If applicable.

crued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Company has delivered to the Trustee for cancellation and not previously credited to the Company's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7.   REGISTRATION RIGHTS AGREEMENT.

          The Holder of this Security is entitled to the benefits of a
Registration Rights Agreement, dated as of [         ], among the Company, the
Subsidiary Guarantors and the Initial Purchasers named therein (as such may be amended from time to time, the "REGISTRATION RIGHTS AGREEMENT"). Capitalized terms used in this subsection but not defined herein have the meanings assigned to them in the Registration Rights Agreement.

          If (i) the Exchange Offer Registration Statement is not filed with the Commission on or before the 90th calendar day following the Issue Date or, if that day is not a Business Day, then the next day that is a Business Day; (ii) the Exchange Offer Registration Statement is not declared effective on or before the 150th calendar day following the Issue Date or, if that day is not a Business Day, then the next day that is a Business Day; (iii) the Exchange Offer is not completed on or before the 180th calendar day following the Issue Date or, if that day is not a Business Day, then the next day that is a Business Day; or (iv) the Shelf Registration Statement is required to be filed but is not filed or declared effective within the time periods required by the Registration Rights Agreement or is declared effective but thereafter ceases to be effective or usable (subject to certain exceptions) (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), the interest rate borne by the Notes will be increased by 0.25% per annum upon the occurrence of a Registration Default. This rate will continue to increase by 0.25% each 90 day period that the Liquidated Damages (as defined below) continue to accrue under any such circumstance. However, the maximum total increase in the interest rate will in no event exceed one percent (1.0%) per year. The increase in the interest rate on the Notes is referred to as "LIQUIDATED DAMAGES." Such interest is payable in addition to any other interest payable from time to time with respect to the Initial Notes and the Exchange Notes in cash on each interest payment date to the Holders of record for such interest payment date.

8.   DENOMINATIONS, TRANSFER, EXCHANGE.

          The Securities are in registered form without coupons in denominations of $1,000(a) and integral multiples of $1,000. A Holder may transfer or exchange Securities by

----------
(a)  If applicable.  Insert different or additional denominations and multiples.

presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

9.   PERSONS DEEMED OWNERS.

          The registered Holder of this Security shall be treated as the owner of it for all purposes.

10.  UNCLAIMED MONEY.

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

11.  AMENDMENT, SUPPLEMENT, WAIVER.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of at least a majority in principal amount of the Securities then outstanding, and any existing Default or Event of Default (other than any continuing Default or Event of Default in the payment of interest on or the principal of the Securities) under, or compliance with any provision of, the Indenture may be waived with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities or waive any provision of the Indenture to cure any ambiguity, defect or inconsistency, to comply with Article Five of the Indenture; to provide for uncertificated Securities in addition to certificated Securities; to make any change that does not adversely affect the legal rights under the Indenture of any Holder; to comply with or qualify the Indenture under the Trust Indenture Act; or to reflect a Subsidiary to Guarantor ceasing to be liable on the Subsidiary Guarantees because it is no longer a Subsidiary of the Company.

12.  SUCCESSOR CORPORATION.

          When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

13.  TRUSTEE DEALINGS WITH COMPANY.

          U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

14.  NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

15.  DISCHARGE OF INDENTURE.

          The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

16.  AUTHENTICATION.

          This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

17.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                                 ASSIGNMENT FORM

          If you the Holder want to assign this Security, fill in the form below:

          I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
              (Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address, and zip code)

and irrevocably appoint

________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

Date:                              Your signature:
     -------------------                          ------------------------------
                                   (Sign exactly as your name appears on the other side of this Security)

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

          In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") covering resales of this Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years from the Issue Date, the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [CHECK ONE]

(1)  __         to the Company or a subsidiary thereof; or

(2)  __         pursuant to and in compliance with Rule 144A under the
                Securities Act of 1933, as amended; or

(3)  __         to an institutional "accredited investor" (as defined in Rule
                501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended) that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter can be obtained from the Trustee); or

(4)  __         outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(5)  __         pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(6)  __         pursuant to an effective registration statement under the
                Securities Act of 1933, as amended; or

(7)  __         pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "AFFILIATE"):

          / /   The transferee is an Affiliate of the Company.

          Unless one of the items is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; PROVIDED, HOWEVER, that if item
(3), (4), (5) or (7) is checked, the Company or the Trustee may require, prior to registering any such transfer of the Securities, in their sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3) or (4)) and other information as the Trustee or the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

          If none of the foregoing items are checked, the Trustee or Registrar shall not be obligated to register this Security in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.14 of the Indenture shall have been satisfied.

Dated:                             Signed:
      ------------------                   -------------------------------------
                                           (Sign exactly as name appears on the
                                           other side of this Security)

Signature Subsidiary Guarantee:
                                ----------------------------------
                               (Signature must be guaranteed)

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------           ---------------------------------------------
                                   NOTICE: To be executed by an executive
                                           officer

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE

          [List of Subsidiary Guarantors] (the "SUBSIDIARY GUARANTORS") have unconditionally guaranteed, jointly and severally (such guarantee by each Subsidiary Guarantor being referred to herein as the "SUBSIDIARY GUARANTEE") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

           No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Subsidiary Guarantors shall have any liability under the Subsidiary Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Subsidiary Guarantees.

          Each holder of a Security by accepting a Security agrees that any Subsidiary Guarantor named below shall have no further liability with respect to its Subsidiary Guarantee if such Subsidiary Guarantor otherwise ceases to be liable in respect of its Subsidiary Guarantee in accordance with the terms of the Indenture.

          The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                   [List of Subsidiary Guarantors]


                                   By:
                                       -----------------------------------------
                                       Title:

                                                                       EXHIBIT B

NO.                                                           CUSIP NO.: _______

                          [TITLE OF SECURITY], SERIES B

                             BEAZER HOMES USA, INC.
                             A DELAWARE CORPORATION

promises to pay to

or registered assigns
the principal sum of                              [Dollars](a) on

[Title of Security]
Interest Payment Dates:                       and
Record Dates:                          and

Authenticated:                                Dated:

                                              BEAZER HOMES USA, INC.

                                              [Seal]

                                              By
                                                 -------------------------------
                                                 Title:


                                              By
                                                 -------------------------------
                                                 Title:

U.S. BANK NATIONAL ASSOCIATION, as Trustee, certifies that this is one of the Securities referred to in the within mentioned Indenture.


By:
    ---------------------------------------------
           Authorized Signatory


----------
(a) Or other currency. Insert corresponding provisions on reverse side of Security in respect of foreign currency denomination or interest payment requirement.

                             BEAZER HOMES USA, INC.

                          [TITLE OF SECURITY], SERIES B

1.   INTEREST.

          BEAZER HOMES USA, INC. (the "COMPANY"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on __________________ and ______________ of each year until the principal is paid or made available for payment, commencing on _______________, to Holders at the close of business on ____________ or ____________, as the case may be. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.   METHOD OF PAYMENT.

          The Company will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Securities at the close of business on the [Insert record dates]. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.   PAYING AGENT AND REGISTRAR.

          Initially, U.S. Bank National Association (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.   INDENTURE.

          The Company issued the Securities under an Indenture dated as of April 17, 2002 ("INDENTURE") among the Company, the Subsidiary Guarantors and the Trustee. This Security is one of the duly authorized Exchange Securities of the Company designated as its [ ]% Senior Securities due [ ] (the "EXCHANGE SECURITIES"). The terms of the Securities and the Subsidiary Guarantees include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 ("TIA") as in effect on the date of the Indenture. The Securities and the Subsidiary Guarantees are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of them. The Securities include the Initial

Securities and the Exchange Securities (each as defined in the Indenture) issued in exchange for the Initial Securities pursuant to the Registration Rights Agreement.

          The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to: Beazer Homes USA, Inc., 5775 Peachtree Dunwoody Road, Suite B-200, Atlanta, Georgia 30342,
Attention: President.

5.   OPTIONAL REDEMPTION.(a)

          The Company may redeem all or any portion of the Securities at any time on or after ______________, ____, and prior to maturity at the following redemption prices (expressed as percentages of the principal amount thereof) together with interest accrued and unpaid to the date fixed for redemption:

             If redeemed during the
               twelve-month period
          commencing on ___________ and
          ending on ___________ in each
             OF THE FOLLOWING YEARS                             PERCENTAGE

     [Insert provisions relating to redemption at option of Holders, if any]

          In the event less than all of the Securities are to be redeemed at any time, selection of the Securities to be redeemed will be made by the Trustee from among the outstanding Securities on a PRO RATA basis, by lot or by any other method permitted by the Indenture. Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. On and after the redemption date, interest will cease to accrue on Securities or portions of them called for redemption.

6.   MANDATORY REDEMPTION.(a)

          The Company shall redeem % of the aggregate principal amount of
Securities originally issued under the Indenture on each of        , which
redemptions are calculated to

----------
(a)  If applicable.

(b)  If applicable.

retire      % of the Securities originally issued prior to maturity. Such redemptions shall be made at a redemption price equal to 100% of the principal amount thereof, together with accrued interest to the redemption date. The Company may reduce the principal amount of Securities to be redeemed pursuant to this Paragraph 6 by the principal amount of any Securities previously redeemed, retired or acquired, otherwise than pursuant to this Paragraph 6, that the Company has delivered to the Trustee for cancellation and not previously credited to the Company's obligations under this Paragraph 6. Each such Security shall be received and credited for such purpose by the Trustee at the redemption price and the amount of such mandatory redemption payment shall be reduced accordingly.

7.   DENOMINATIONS, TRANSFER, EXCHANGE.

          The Securities are in registered form without coupons in denominations of $1,000(a) and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

8.   PERSONS DEEMED OWNERS.

          The registered Holder of this Security shall be treated as the owner of it for all purposes.

9.   UNCLAIMED MONEY.

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

10.  AMENDMENT, SUPPLEMENT, WAIVER.

          Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of at least a majority in principal

----------
(a)  If applicable.  Insert different or additional denominations and multiples.

amount of the Securities then outstanding, and any existing Default or Event of Default (other than any continuing Default or Event of Default in the payment of interest on or the principal of the Securities) under, or compliance with any provision of, the Indenture may be waived with the consent (which may include consents obtained in connection with a tender offer or exchange offer for Securities) of the Holders of a majority in principal amount of the Securities then outstanding. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend the Indenture or the Securities or waive any provision of the Indenture to cure any ambiguity, defect or inconsistency, to comply with Article Five of the Indenture; to provide for uncertificated Securities in addition to certificated Securities; to make any change that does not adversely affect the legal rights under the Indenture of any Holder; to comply with or qualify the Indenture under the Trust Indenture Act; or to reflect a Subsidiary to Guarantor ceasing to be liable on the Subsidiary Guarantees because it is no longer a Subsidiary of the Company.

11.  SUCCESSOR CORPORATION.

          When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

12.  TRUSTEE DEALINGS WITH COMPANY.

          U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not Trustee.

13.  NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.  DISCHARGE OF INDENTURE.

          The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15.  AUTHENTICATION.

          This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

16.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                                 ASSIGNMENT FORM

          If you the Holder want to assign this Security, fill in the form below:

          I or we assign and transfer this Security to

________________________________________________________________________________

________________________________________________________________________________
              (Insert assignee's social security or tax ID number)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address, and zip code)

and irrevocably appoint

________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:                              Your signature:
     -------------------                           -----------------------------
                                   (Sign exactly as your name appears on the other side of this Security)

                               SIGNATURE GUARANTEE

          Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

              [FORM OF NOTATION ON SECURITY RELATING TO GUARANTEE]

                                    GUARANTEE

          [List of Subsidiary Guarantors] (the "SUBSIDIARY GUARANTORS") have unconditionally guaranteed, jointly and severally (such guarantee by each Subsidiary Guarantor being referred to herein as the "SUBSIDIARY GUARANTEE") (i) the due and punctual payment of the principal of and interest on the Securities, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Nine of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

          No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Subsidiary Guarantors shall have any liability under the Subsidiary Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each holder of a Security by accepting a Security waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Subsidiary Guarantees.

          Each holder of a Security by accepting a Security agrees that any Subsidiary Guarantor named below shall have no further liability with respect to its Subsidiary Guarantee if such Subsidiary Guarantor otherwise ceases to be liable in respect of its Subsidiary Guarantee in accordance with the terms of the Indenture.

          The Subsidiary Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Subsidiary Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                   [List of Subsidiary Guarantors]


                                   By:
                                       -----------------------------------------

                                                                       EXHIBIT C

                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                                          [Date]

U.S. Bank National Association
U.S. Bank Corporate Trust Center
180 East 5th Street

Suite 200
St. Paul, MN 55101

Ladies and Gentlemen:

          In connection with our proposed purchase of [Name of Security] (the "SECURITIES") of Beazer Homes USA, Inc., a Delaware corporation (the "COMPANY"), we confirm that:

          1. We have received a copy of the Offering Memorandum (the "OFFERING MEMORANDUM"), dated [ ], relating to the Securities and such other information as we deem necessary in order to make our investment decision. We acknowledge that we have read and agreed to the matters stated in the section entitled "Notice to Investors" of such Offering Memorandum.

          2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture relating to the Securities (the "INDENTURE") as described in the Offering Memorandum and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "SECURITIES ACT"), and all applicable State securities laws.

          3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (i) to the Company or any subsidiary thereof, (ii) inside the United States in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A promulgated under the Securities Act), (iii) inside the United States to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee (as defined in the Indenture) a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Se-curities (the form of which letter can be obtained from the Trustee), (iv) outside the United States in accordance with Rule 904 of Regulation S promulgated under the Securities Act to non-U.S. persons, (v) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (vi) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

          4. We understand that, on any proposed resale of any Securities, we will be required to furnish to the Trustee and the Company such certification, legal opinions and other information as the Trustee and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

          5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be.

          6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You, the Company, the Trustee and others are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                   Very truly yours,

                                   [Name of Transferee]


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                                                       EXHIBIT D

                       FORM OF CERTIFICATE TO BE DELIVERED
                          IN CONNECTION WITH TRANSFERS
                            PURSUANT TO REGULATION S

                                                                          [Date]
U.S. Bank National Association
U.S. Bank Corporate Trust Center
180 East 5th Street

Suite 200
St. Paul, MN 55101

          Re:   Beazer Homes USA, Inc. (the "Company")
                [NAME OF SECURITY] (THE "SECURITIES")

Ladies and Gentlemen:

          In connection with our proposed sale of $[ ] aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

          You, the Company and counsel for the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                   Very truly yours,

                                   [Name of Transferor]

                                   By:
                                       -----------------------------------------
                                       Authorized Signature

                                       D-2